Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-179272
333-183060

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 2

dated May 2, 2014 to the

M Intelligent VUL Prospectus

dated May 1, 2014

M Intelligent Survivorship VUL Prospectus

dated May 1, 2014

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF REIT Index Portfolio

Vanguard VIF Total Bond Market Index Portfolio

The Vanguard VIF Portfolios listed above changed the annual portfolio operating expenses effective 5/1/2014 as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Vanguard VIF Capital Growth Portfolio	0.38%	0.00%	0.03%	0.00%	0.41%	0.00%	0.41%
Vanguard VIF Equity Index Portfolio	0.14%	0.00%	0.02%	0.00%	0.16%	0.00%	0.16%
Vanguard VIF High Yield Bond Portfolio	0.26%	0.00%	0.03%	0.00%	0.29%	0.00%	0.29%
Vanguard VIF Mid-Cap Index Portfolio	0.22%	0.00%	0.03%	0.00%	0.25%	0.00%	0.25%
Vanguard VIF Small Company Growth Portfolio	0.38%	0.00%	0.02%	0.01%	0.41%	0.00%	0.41%
Vanguard VIF REIT Index Portfolio	0.24%	0.00%	0.03%	0.00%	0.27%	0.00%	0.27%
Vanguard VIF Total Bond Market Index Portfolio	0.16%	0.00%	0.03%	0.00%	0.19%	0.00%	0.19%

For more information about these changes and about the portfolios in general, refer to the Vanguard VIF prospectuses.

A14365 (05/14)